Exhibit 10.5.1

VIRGINIA BANKERS ASSOCIATION

MODEL NON-QUALIFIED DEFERRED COMPENSATION PLAN

FOR DIRECTORS

(As Restated Effective January 1, 2008)

ADOPTION AGREEMENT

If the Corporation completing this document has any questions about the adoption of the Plan, the provisions of the Plan, its representative should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 4490 Cox Road, Glen Allen, VA 23060-3341 - telephone number (804) 643-7469 during business hours.

Each Corporation named below hereby adopts the Plan through this Adoption Agreement (the “Adoption Agreement”), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto:

In completing this Adoption Agreement, if additional space is required insert additional sheets.

1.	CORPORATION(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.11 OF THE PLAN.

	(a)	Name of Plan Sponsor:	(b)	Plan Sponsor’s
C&F Financial Corporation				Telephone Number: (804) 843-2360

	(c)	Address of Plan Sponsor :	(d)	Plan Sponsor’s EIN:
Post Office Box 391 West Point, VA 23181				54-1680165

			(e)	Plan Sponsor’s Tax
Year End: 12/31

	(f)	Information of Other Participating Corporations Adopting the Plan:

		☒	(1)	All Affiliate are automatically Participating Corporations in the Plan except for the following:

________________________________________.

		☐	(2)	Participating Corporations are listed individually on the attachment captioned List of Participating Corporations, which shall be updated as needed from time to time.

2.	GENERAL PLAN INFORMATION.

	(a)	Name of Plan:

VBA Director’s Non-Qualified Deferred Compensation Plan for C&F Financial Corporation

	(b)	Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

3.	STATUS OF PLAN AND EFFECTIVE DATE(S).

	(a)	Effective Date of Plan: The Effective Date of the Plan is January 1, 1997.

	(b)	Plan Status. The adoption of the Plan through this Adoption Agreement is:

		☐	(1)	Initial Establishment. The initial adoption and establishment of the Plan.

		☒	(2)	Restated Plan. An amendment and restatement of the Plan (a Restated Plan).

				(A)	Effective Date of this Restatement. The Effective Date of this Restatement of the Plan is January 1, 2008.

				(B)	Prior Plan. The Plan was last maintained under document dated January 1, 1997 and was known as the VBA Director’s Non-Qualified Deferred Compensation Plan for C&F Financial Corporation.

(C)	Transitional or Special Provisions

☐

Election NOT to Grandfather Pre-January 1, 2005 Vested Balances. If this Option is elected, all Deferral Accounts shall be subject to the rules set forth in the post December 31, 2004 restatement.

If the Option is not elected, the Deferral Accounts attributable to transfers from predecessor plans prior to December 31, 2004 and contributions that are vested as of December 31, 2004 shall be segregated from the Deferral Accounts attributable to contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005. The terms of the Plan in effect on and after January 1, 2005 shall only apply to transfers and contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005.

[Enter any other transitional or special provisions relating to any Predecessor Plan Account and the Plan as restated]

4.	DEFINITIONS AND OTHER OPTIONAL PROVISIONS.

	(a)	Compensation Paragraph 1.10	Compensation is used throughout the basic plan document for different purposes. The following specific rules apply.

			(1)	General Definition. The Compensation definition in paragraph 1.10 of the basic plan document is modified as follows:
			(A)	Retainer. Retainer is more specifically defined to mean:

		(B)	Fees. Fees is more specifically defined to mean:

		(2)	Specific Definitions. When used with respect Deferral Contributions under the Plan, Compensation shall include:

			☐	(A)	Retainer.
			☐	(B)	Fees.

			☒	(C)	Retainers and Fees.

(b)	Eligible Director Paragraph 1.18	Eligible Director shall mean only the following:

		☒	(1)	All Directors. Any individual serving as Director of the Corporation

		☐	(2)	All Non-Employee Directors. Any individual serving as a Director of the Corporation, except Directors who are also common law employees of the Corporation.

		☐	(3)	Determination by Board. Any individual who is designated as an Eligible Director by resolution of the ☐ Plan Sponsor’s ☐ Corporation’s Board of Directors. A copy of the resolution shall be attached to and incorporated by reference into the Plan.

(c)	Plan Year Paragraph 1.23	In the case of a Restated Plan which prior to the Effective Date of this Restatement was maintained on the basis of a Plan Year beginning on a date other than January 1, the Plan Year shall begin on , and ending on , with the short Plan Year beginning on , and ending on December 31, . Thereafter, the Plan Year shall be the 12 month period beginning each January 1.

(d)	Effective Date of Coverage Subparagraph 2.1	The effective date of coverage for an Eligible Employee shall be [Check one]:

			☐	(1)	Immediately. The first day of the first payroll period beginning on or after the date the individual became an Eligible Director.

			☐	(2)	Monthly. The first day of the first payroll period beginning on or after the first day of [Complete with 1st 2nd or other] month next following the date the individual became an Eligible Director.

			☐	(2)	Semi-Annually. The first day of the Plan Year or the first day of the seventh month of the Plan Year on or next following the date the individual became an Eligible Director.

			☒	(3)	Annually. The first day of the Plan Year on or next following the date the individual became an Eligible Director.

			The Deferred Compensation Election filed for the Plan Year which contains the effective date of coverage as of a date other than the first day of a Plan Year shall be effective to defer only Compensation for services performed in periods after the period in which it is filed.

☒	(e)	Cancellation of Deferred Compensation Election For Disability Paragraph 2.5	If this Option is elected, the Plan Sponsor:

			☐	(1)	Mandatory Cancellation. Will cancel the Deferred Compensation Election of an Eligible Director who experiences a Disability as defined in paragraph 2.5.

			☑	(2)	Optional Cancellation. May permit an Eligible Director who experiences a Disability as defined in paragraph 2.5 to cancel is Deferred Compensation Election.

				If the Option is not selected, no cancellation will be required or permitted upon the occurrence of a Disability.

☒	(f)	Rules Relating to Final Check of Year	If this Option is elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the taxable year in which the payroll period began.

			Otherwise, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the subsequent taxable year in which the payment is made.

			Any amendment to this provision relating to the final check of the Participant’s taxable year may not be effective for 12 months from the date the amendment is adopted and executed.

5.	TIME AND FORM OF BENEFIT PAYMENTS.

	(a)	Benefit Commencement Date Paragraphs 1.6 and 6.1	The term Benefit Commencement Date shall mean the first day of calendar quarter coinciding with or next following the designated time or event.

			☐	(1)	Separation from Service as Director. The Participant’s Separation from Service as a Director of the Corporation for whatever reason.

			☒	(2)	Selected By Participant. The date selected by the Participant in accordance with the following:

					(i) His Separation from Service as a Director of the Corporation (for reasons other than death).

					(ii) A date certain stated clearly in his election form which shall be without regard to when his service as a Director of the Corporation ends.

					(iii) The later of a date certain or his Separation from Service as a Director of the Corporation (for reasons other than death).

					(iv) The earlier of a date certain or his Separation from Service as a Director of the Corporation (for reasons other than death).

				☒	(v) Change in Control. Upon a Change in Control as defined in Paragraph 1.8 of the Plan

					Timing of Participant Election. The Participant shall elect the timing of payment at the time his Deferred Contribution Election is filed under the Plan. Any new elections filed with future Deferred Contribution Elections by the Participant shall only apply prospectively.

(b)	Form of Payment to Participant Paragraph 6.2	The form of benefit payments available to the Participant shall be determined in accordance with the following rules:

		☐	(1)	Selected By Corporation. The Corporation selects the following form of payment:

			☐	(A) Lump Sum Payment. Deferral Benefits will be paid to the Participant in the form of a lump sum payment.

			☐	(B) Periodic Installments. Deferral Benefits will be paid to the Participant in the form of periodic installment payments made:

				(i)	Frequency:

				☐	(a)	Monthly.

				☐	(b)	Annually.

				(ii)	Duration. Over the following period:

				☐	(a)	Five (5) years.

				☐	(b)	Ten (10) years.

				☐	(c)	Fifteen (15) years.

				☐	(d)	Twenty (20) years.

		☒	(2)	Selected By Participant. The form of payment to be paid to the Participant shall be selected by the Participant in accordance with the following:

(A) Participant’s Options. The Participant may elect from among the following forms of payment [Select options to be available to Participants]:

				☒	(i)	Lump Sum Payment. Deferral Benefits may be paid to the Participant only in the form of a lump sum payment.

☐	(ii)	Periodic Installments. Deferral Benefits may be paid to the Participant in the form of periodic installment payments made:

	(a)	Frequency:

	☐	(I)	Monthly.

	☐	(II)	Annually.

	(b)	Duration. Over the following period:

	☐	(I)	Five (5) years.

	☐	(II)	Ten (10) years.

	☐	(III)	Fifteen (15) years.

	☐	(IV)	Twenty (20) years.

(B)	Timing of Participant Election. The Participant shall elect the form of payment subdivision of his Deferral Account related to the compensation deferred by a specific Deferred Compensation Election at the time his Deferred Contribution Election is filed for such deferral. The Timing of Payment may be changed only in accordance with the rule of Section 409A of the Code.

(c)	Form of Payment to Beneficiary Paragraph 6.2	The form of benefit payments available to the Beneficiary shall be determined in accordance with the following rules:

		☐	(1)	Selected By Corporation. The Corporation selects the following form of payment:

			☐	(A) Lump Sum Payment. Deferral Benefits will be paid to the Beneficiary in the form of a lump sum payment.

			☐	(B) Periodic Installments. Deferral Benefits will be paid to the Beneficiary in the form of periodic installment payments made:

				(i)	Frequency:

				☐	(a)	Monthly.

				☐	(b)	Annually.

				(ii)	Duration. Over the following period:

				☐	(a)	Five (5) years.

				☐	(b)	Ten (10) years.

				☐	(c)	Fifteen (15) years.

				☐	(d)	Twenty (20) years.

		☒	(2)	Selected By Participant. The form of payment to the Beneficiary shall be selected by the Participant in accordance with the following:

				(A)	Participant’s Options. The Participant may elect the form of payment to the Beneficiary from among the following forms of payment [Select options to be available to Participants]:

				☒	(i)	Lump Sum Payment. Deferral Benefits may be paid to the Beneficiary only in the form of a lump sum payment.

				☐	(ii)	Periodic Installments. Deferral Benefits may be paid to the Beneficiary in the form of periodic installment payments made:

					(a)	Frequency:

					☐	(I)	Monthly.

					☐	(II)	Annually.

					(b)	Duration. Over the following period:

					☐	(I)	Five (5) years.

					☐	(II)	Ten (10) years.

					☐	(III)	Fifteen (15) years.

					☐	(IV)	Twenty (20) years.

6.	HARDSHIP WITHDRAWALS.
ARTICLE VII

	(a) Availability Generally	A Participant [Check one]:

		☐	(1)	Not Permitted. May not make a Hardship Withdrawals.

		☒	(2)	Permitted. May make a Hardship Withdrawal as defined in for an Unforseeable Emergency as defined in Paragraph 7.1 of the Plan from his Deferral Account.

7.	PARTICIPANT DEEMED INVESTMENT DIRECTION.
	Paragraph 8.4

	(a) Availability Generally	A Participant [Check one]:

		☐	(1)	Not Permitted. May not make deemed investment directions.

		☒	(2)	Permitted. May make deemed investment directions for hi Deferral Account (“directable accounts”)

	(b) Permissible Investments	Unless the Plan Sponsor elects a different Option below the funds available for directed investment under the VBA Plan as adopted by the Plan Sponsor:

		☐	(1)	VBA Plan Plus Company Stock. In addition to the funds available under the VBA plan, a Company Stock Fund will also be available for directed investment.

		☒	(2)	VBA Plan Without Company Stock. Regardless of whether a Company Stock Fund is available under the VBA plan, no Company Stock Fund will be available for directed investment.

		☐	(3)	Company Stock Only. In lieu of the funds available under the VBA Plan, a Company Stock Fund will be the only fund available for directed investment.

8.	409A TRANSITION ELECTIONS.
	Paragraph 6.4

	(a) Availability Generally	A Participant [Check one]:

		☐	(1)	Not Permitted. Shall not be permitted to change Deferred Compensation Elections made for the Plan Years 2005, 2006 and 2007 except as may otherwise be permitted in paragraph 7.3.

		☒	(2)	Permitted. Shall be permitted to change Deferred Compensation Elections made for Plan Years 2005, 2006 and 2007 prior to December 31, 2007 as follows [Check one]:

				☐	(A)	A separate change election may be made for each Plan Year.

				☑	(B)	Only one change election may be made which shall to apply to all three Plan Years.

IN WITNESS WHEREOF, each Corporation, by its duly authorized representatives, has executed this instrument this 18th day of December 2007.

C&F Financial Corporation
[Enter Name of Corporation]

	By	/s/ Robert L. Bryant
		Its	EVP & Chief Operating Officer

[SEAL]

ATTEST:

Its